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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): January 30, 2007

                Residential Asset Securitization Trust 2007-A1
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-132042-58

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132042

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

              Delaware                                 95-4791925
  ----------------------------------              -------------------
     (State or Other Jurisdiction                   (I.R.S. Employer
  of Incorporation of the depositor)              Identification No.)

              155 North Lake Avenue
              Pasadena, California                      91101
     -----------------------------------------          ----------------
              (Address of Principal                    (Zip Code)
               Executive Offices)

The depositor's telephone number, including area code: (800) 669-2300
                                                       --------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Section 8.
      ----------

Item 8.01   Other Events.
---------   -------------

      On January 30, 2007, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and supplemental interest trustee (in such capacity, the "Supplemental Interest Trustee"), providing for the issuance of the Company's Residential Asset Securitization Trust 2007-A1 (the "Trust"), Mortgage Pass-Through Certificates, Series 2007-A (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

      On January 30, 2007, Bear Stearns Financial Products Inc. as cap counterparty (the "Counterparty") and the Supplemental Interest Trustee entered into an interest rate corridor contract for the Class A-3 Certificates, as evidenced by a confirmation between such parties. The confirmation is annexed hereto as Exhibit 99.2.

      On January 30, 2007, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of November 15, 2006, by and among the Company, as depositor, IndyMac Bank F.S.B., IndyMac ABS, Inc. and Bear Stearns Financial Products Inc., as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit 99.3.


Section 9. Financial Statements and Exhibits.
           ---------------------------------
      Item 9.01.

      (a)   Financial statements of business acquired.
            ------------------------------------------

            Not applicable

      (b)   Pro forma financial information.
            --------------------------------

            Not applicable.

      (c)   Shell company transactions.
            ---------------------------

            Not applicable.

      (c)   Exhibits:
            ---------

      99.1 Pooling and Servicing Agreement, dated as of January 1, 2007, by and among the Company, IndyMac and the Trustee.

      99.2 The Confirmation, dated January 30, 2007, between the Counterparty and the Supplemental Interest Trustee.

      99.3 The 1115 Agreement, dated November 15, 2006, among the Company, IndyMac and the Counterparty.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INDYMAC MBS, INC.



                                          By:  /s/ Victor H. Woodworth_
                                               ------------------------
                                               Victor H. Woodworth
                                               Vice President



Dated:  February 14, 2007

                                 Exhibit Index
                                 -------------

Exhibit
-------


      99.1 Pooling and Servicing Agreement, dated as of January 1, 2007, by and among the Company, IndyMac and the Trustee.

      99.2 The Confirmation, dated January 30, 2007, between the Counterparty and the Supplemental Interest Trustee.

      99.3 The 1115 Agreement, dated November 15, 2006, among the Company, IndyMac and the Counterparty.